UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under § 240.14a-12

Battalion Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BATTALION OIL CORPORATION 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET Vote in Person at the Meeting* June 12, 2025 11:00 AM CDT Two Memorial City Plaza 820 Gessner Road Magnolia Conference Room (Suite 280) Houston, Texas 77024 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74134-P32687 You invested in BATTALION OIL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BATTALION OIL CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V74135-P32687 Voting Items Board Recommends 1. To elect six directors to serve until the next Annual Meeting of Stockholders in accordance with our certificate of incorporation and bylaws. For Nominees: 01) Jonathan D. Barrett 02) David Chang 03) Gregory S. Hinds 04) Ajay Jegadeesan 05) Matthew B. Steele 06) William D. Rogers 2. To approve, in a non-binding advisory vote, executive compensation of the Company’s named executive officers; For 3. To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years. 3 Years 4. To approve a proposed amended and restated certificate of incorporation, which will amend and restate our current Amended and Restated Certificate of Incorporation (the “Charter”), to: 4a. adopt a provision to provide for the exculpation of officers as permitted by recent amendments to Delaware law (the“Officer Exculpation Amendment”); For 4b. adopt a provision to waive the corporate opportunity doctrine with respect to the Company’s stockholders, directors and their affiliates (the “Corporate Opportunity Amendment”); For 4c. adopt a provision revising the votes required to amend, revise, or otherwise modify the terms of preferred stock, including when set forth in a certificate of designations (the “Preferred Stock Voting Amendment”); and For 4d. further update the Charter’s text by removing or modifying expired provisions, integrating previously approved amendments and making minor clarifications and other updates, including to approve the amended terms of our Series A-1 Preferred Stock (the “Charter Updates”). For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.